UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2017

USAA Acceptance, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number: 333-208659

Central Index Key Number: 0001178049

USAA Auto Owner Trust 2017-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number: 333-208659-02

Central Index Key Number: 0001713660

USAA Federal Savings Bank

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number: 0000908392

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

71-0898378

(Registrant’s I.R.S. Employer Identification No.)

USAA Acceptance, LLC 1105 North Market Street, Suite 1300 Wilmington, Delaware	19801
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 498-0029

9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On September 13, 2017, USAA Acceptance, LLC (“USAA LLC”) and USAA Federal Savings Bank (“USAA FSB”) entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC and RBC Capital Markets, LLC, each on behalf of itself and as a representative of the several other underwriters, for the sale of the following notes to be issued by USAA Auto Owner Trust 2017-1 (the “Issuing Entity”): Class A-1, Class A-2, Class A-3, Class A-4 and Class B Auto Loan Asset Backed Notes (other than such notes (the “Other Notes”) retained by the depositor or an affiliate thereof, the “Underwritten Notes” and collectively with the Other Notes, the “Notes”). The Notes have an aggregate principal balance of $481,030,000 and will be issued on or about September 20, 2017 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01.	Other Events.

On the Closing Date, USAA LLC and USAA FSB will enter into a purchase agreement (the “Purchase Agreement”), to be dated as of the Closing Date, whereby USAA FSB will transfer to USAA LLC certain retail motor vehicle installment loans relating to new or used automobiles and light-duty trucks (the “Receivables”) and related property. The Issuing Entity, a Delaware statutory trust, was established pursuant to a trust agreement dated as of July 31, 2017, to be amended and restated as of the Closing Date (the “Amended and Restated Trust Agreement”), between USAA LLC and Wells Fargo Delaware Trust Company, National Association, as owner trustee (the “Owner Trustee”). On the Closing Date, the Issuing Entity will enter into a sale and servicing agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), among the Issuing Entity, USAA LLC, USAA FSB and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuing Entity. On the Closing Date, the Issuing Entity, USAA FSB, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an asset representations review agreement (the “Asset Representations Review Agreement”), to be dated as of the Closing Date, relating to the review of certain representations made by USAA FSB with respect to the Receivables pursuant to the Purchase Agreement after satisfaction of certain conditions. Also on the Closing Date, the Issuing Entity will enter into an indenture (the “Indenture”), to be dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee, and acknowledged and accepted by each of USAA LLC and USAA FSB. Pursuant to the Indenture, the Issuing Entity will cause the issuance of the Notes and will grant a security interest in the Receivables and other related property to secure the Notes. Also on the Closing Date, the Issuing Entity and USAA FSB will enter into an administration agreement (the “Administration Agreement”), to be dated as of the Closing Date, relating to the provision by USAA FSB of certain administrative services on behalf of the Issuing Entity relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement and as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Substantially final versions of the transaction documents, the forms of which were filed as Exhibits to the Registration Statement, are being filed on this Current Report in order to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of September 13, 2017, among Mizuho Securities USA LLC and RBC Capital Markets, LLC, each on behalf of itself and as a representative of the several other underwriters, USAA LLC and USAA FSB.

4.1	Form of Indenture, to be dated as of the Closing Date, between the Issuing Entity and the Indenture Trustee, and acknowledged and accepted by each of USAA LLC and USAA FSB.

10.1	Form of Purchase Agreement, to be dated as of the Closing Date, between USAA LLC and USAA FSB.

10.2	Form of Sale and Servicing Agreement, to be dated as of the Closing Date, among the Issuing Entity, USAA LLC, USAA FSB and the Indenture Trustee.

10.3	Form of Administration Agreement, to be dated as of the Closing Date, between the Issuing Entity and USAA FSB, as administrator, and acknowledged and agreed to by the Indenture Trustee.

10.4	Form of Amended and Restated Trust Agreement, to be dated as of the Closing Date, between USAA LLC and the Owner Trustee.

10.5	Form of Asset Representations Review Agreement, to be dated as of the Closing Date, among USAA FSB, the Issuing Entity and Clayton Fixed Income Services LLC.

36.1	Depositor Certification, dated September 13, 2017, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2017	USAA AUTO OWNER TRUST 2017-1

	By:	USAA Federal Savings Bank, as Servicer

	By:	/s/ Thomas Cianelli
	Name:	Thomas Cianelli
	Title:	Vice President, Treasurer

S-1